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                                                                    EXHIBIT 99.2


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this amendment to the Quarterly Report of Telex Communications, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ned C. Jackson, as Chief Executive Officer of the Company, and Gregory W. Richter, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 (the last date of the period covered by the Report).



/s/ Ned C. Jackson
-----------------------
Ned C. Jackson
Chief Executive Officer
March 6, 2003



/s/ Gregory W. Richter
-----------------------
Gregory W. Richter
Chief Financial Officer
March 6, 2003